Exhibit 99.1

Dell’s Enterprise Solutions Strategy Delivering on Financial Commitments; Company Adopts Quarterly Dividend Beginning in Third Quarter

  Company making strategic investments that expand its solutions portfolio

AUSTIN, Texas--(BUSINESS WIRE)--June 12, 2012--Dell has executed on its commitment to grow profitability and operating income while expanding its enterprise solutions and services, Michael Dell, chairman and CEO, will tell analysts at the company’s 2012 Analyst Meeting, which starts today.

“Dell is an end-to-end solutions provider today as we continue to build out our data center, software and services capabilities,” Mr. Dell said. “We have changed the conversation we’re having with our customers. We are a solutions company first, vertically focused, and creating more value for customers with innovative offerings that provide competitive advantage.”

In conjunction with the meeting, Dell also announced that its Board of Directors has adopted a dividend policy under which the company intends to pay quarterly cash dividends on its common stock beginning in the third quarter of the current fiscal year. Dell expects the initial dividend rate to be $0.32 per share per year, or $0.08 per share quarterly. Based on Monday’s closing price of $11.86 for Dell stock, the dividend yield would be 2.7 percent.

“Our efforts to streamline our operations and shift the mix of our business over the past several years have resulted in sustainably strong cash flow from operations, enabling us to increase the percentage of capital we’ve allocated to research and development, capital expenditures and acquisitions while maintaining an ongoing share repurchase program,” said Brian Gladden, Dell chief financial officer. “The payment of a quarterly cash dividend to Dell’s shareholders adds another element to our disciplined capital allocation strategy.”

The company expects that through the dividend and share repurchases, it will increase its target range for distribution of capital to shareholders from 10-30 percent of free cash flow to 20-35 percent. For the past four quarters, Dell has generated $4.9 billion in cash flow from operations and ended its fiscal 2013 first quarter with $17.2 billion in cash and investments.

Mr. Gladden said that Dell is confident in its continuing ability to make the necessary investments to grow its portfolio of enterprise solutions and services while initiating the quarterly dividend and continuing share repurchases.

At the meeting, Mr. Dell and other company executives will reiterate the company’s intent to continue shifting its mix of operating income to Dell-owned enterprise solutions and services that scale vertically and horizontally with customer needs to address both its largest and smallest customers.

Evidence of Dell’s solutions transition over the past 12 months includes acquiring eight companies providing strategic intellectual property for Dell’s growth as a solutions provider, creating a software organization, and opening 11 customer solution centers globally. The company also has doubled the number of its engineers developing enterprise solutions and more than tripled the number of its specialists selling solutions over the past five years.

The result has been a shift in Dell’s sales to higher-margin data center solutions consisting of servers, networking, storage and related software and services. Dell reported in its last fiscal quarter that 50 percent of the company’s gross margin and more than 30 percent of its revenue came from the sale of enterprise solutions and services. The company projects its enterprise solutions, software and services business will grow at a 10 percent compounded annual growth rate through fiscal year 2016 and represent an increasing percentage of Dell’s operating income margin.

Mr. Gladden said that while Dell has become a solutions and services company, it remains committed to a profitable end-user computing business.

“By exercising discipline and being selective on the business we pursue, we expect to continue to run a profitable end-user business,” Mr. Gladden said. “We’ve gained share in the high-value portion of the industry for six of the last seven quarters and see this part of our business continuing to contribute operating income in excess of 5 percent of revenue.” He also said the company will continue to address opportunities to take cost out of our operations and maintain focus on profit rather than unit growth.

To view the live webcast of the meeting Wednesday starting at 7:30 a.m. CDT, or to view the replay later, go to www.dell.com/investor.

About Dell

Dell Inc. (NASDAQ: DELL) listens to customers and delivers innovative technology and services that give them the power to do more. For more information, visit www.dell.com.

Special Note on Forward-Looking Statements:

Statements in this press release that relate to future results and events (including statements about Dell’s plans to pay a quarterly cash dividend, share repurchases, mix shift expectations, and enterprise solutions, software and services growth) are forward-looking statements and are based on Dell's current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: intense competition; Dell’s reliance on third-party suppliers for product components, including reliance on several single-sourced or limited-sourced suppliers; Dell’s ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell’s ability to manage effectively the change involved in implementing strategic initiatives; successful implementation of Dell’s acquisition strategy; Dell’s cost-efficiency measures; Dell’s ability to effectively manage periodic product and services transitions; Dell’s ability to deliver consistent quality products and services; Dell’s ability to generate substantial non-U.S. net revenue; Dell’s product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell or its customers; weak economic conditions and additional regulation affecting our financial services activities; counterparty default; customer terminations of or pricing changes in services contracts, or Dell’s failure to perform as it anticipates at the time it enters into services contracts; loss of government contracts; Dell’s ability to obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions; cyber-attacks or other data security breaches; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; Dell’s ability to attract, retain, and motivate key personnel; Dell’s ability to maintain strong internal controls; changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; and other risks and uncertainties discussed in Dell’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for its fiscal year ended February 3, 2012. The dividend policy and each dividend will be subject to the Board’s continuing determination that they are in the best interests of Dell’s stockholders and are in compliance with applicable law. Dell assumes no obligation to update its forward-looking statements.

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